SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

MAY 14, 2002
(Date of Earliest Event Reported)

KEY TRONIC CORPORATION
            (Exact Name of Registrant as Specified in Charter)

WASHINGTON
(State or Other Jurisdiction of Incorporation)

0-11559	91-0849125
(Commission File Number)	(IRS Employer Identification No.)

NORTH 4424 SULLIVAN RD.
SPOKANE, WASHINGTON 99216
(Address of Principal Executive Offices)

(509) 928-8000
(Registrant’s Telephone Number, Including Area Code)

ITEM 5.    OTHER EVENTS.

On May 14, 2002, Key Tronic Corporation issued a press release announcing court rulings in a lawsuit in which Key Tronic Corporation is a defendant.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS

99.1	Press Release, dated May 14, 2002, announcing court rulings in a lawsuit in which Key Tronic Corporation is a defendant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 2002.

KEY TRONIC CORPORATION

By:	/s/ RONALD F. KLAWITTER
Ronald F. Klawitter Executive Vice President of Administration and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated May 14, 2002, announcing court rulings in a lawsuit in which Key Tronic Corporation is a defendant.